UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2018

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2018, the Board of Directors (the “Board”) of Broadwind Energy, Inc. (the “Company”), increased the size of the Board from five to six members and approved a recommendation by its Governance/Nominating Committee that Philip J. Christman be appointed as a member of the Board, to serve until the next annual meeting of stockholders of the Company or until his successor is duly elected and qualified, effective as of October 22, 2018.  Mr. Christman will not initially serve on any committees of the Board.

Mr. Christman has served as President of Operations for Navistar Inc. (“Navistar”), since 2017. Prior to holding this position, Mr. Christman held various positions with Navistar including Vice President, Strategy from June 2015 to May 2017, Chief Procurement Officer from November 2014 to June 2015, Vice President of Engineering from February 2013 to November 2014 and President, Global Business from November 2008 to February 2013. Prior to holding these positions, Mr. Christman held various leadership positions within Navistar’s operations. Mr. Christman received a Bachelor of Science degree in Mechanical Engineering from the Indiana Institute of Technology and a Master of Business Administration from Ball State University.

There are no arrangements between Mr. Christman and any other person pursuant to which he was elected to serve as a director.  There are no previous transactions between Mr. Christman and the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a non-employee member of the Board, Mr. Christman will be compensated in accordance with the Company’s director compensation policy as described in the Company’s proxy statement for its 2018 annual meeting of stockholders filed with Securities and Exchange Commission on March 14, 2018 under the heading “Directors and Director Compensation.” Mr. Christman entered into the Company’s standard form of indemnification agreement for directors, the form of which is filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010.

On October 24, 2018, the Company issued a press release regarding the appointment of Mr. Christman to the Board.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

October 24, 2018	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
President and Chief Executive Officer
(Principal Executive Officer)